SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   Form 8-K/A

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                       Date of Report February 24, 2006

                       Commission File Number 000-27261

                          CH2M HILL Companies, Ltd.
               (Exact name of registrant as specified in its charter)

              Oregon                             93-0549963
  (State or other jurisdiction of             (I.R.S. Employer
      incorporation or organization)         Identification Number)


      9191 South Jamaica Street,
      Englewood, CO                                 80111-5142
  (Address of principal executive offices)          (Zip Code)




                                   (303) 771-0900
                     (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





______________________________________________________________________



                                     Form 8-K/A

Item 5.02  Appointment of Principal Officers.

Lee A. McIntire appointed as the President, Chief Operating Officer, and a Principal Executive Officer

Effective February 14, 2006, Mr. Lee A. McIntire, 57, joined CH2M HILL Companies, Ltd. as the President and Chief Operating Officer.
CH2M HILL's Board of Directors appointed Mr. McIntire as a principal executive officer for CH2M HILL Companies, Ltd. Immediately before joining CH2M HILL, Mr. McIntire was a Professor and Executive-in-Residence at the Graduate School of Management, University of California, Davis (UC Davis). Prior to UC Davis, Mr. McIntire spent more than 15 years with Bechtel Group, Inc., where he served as the President of Bechtel Civil between 2001 and 2003, the President of Bechtel North America between 1999 and 2000, President of Bechtel National Inc. between 1995 and 1998, Chairman and Chief Executive Officer of Bechtel Systems Inc. between 1997 and 1999, and a member of the board of directors for Bechtel Group, Inc. between 1999 and 2004.

Mr. McIntire also served on the board of Tetra Tech, Inc.
starting in November of 2005, the position that he resigned when he joined CH2M HILL.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CH2M HILL COMPANIES, LTD.

     Date: February 24, 2006     By:/s/Samuel H. Iapalucci
                                 __________________________
                                 Samuel H. Iapalucci
                                 Its: Executive Vice President
                                 and Chief Financial Officer